UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2007
Date of Report (Date of earliest event reported)

   IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 201
Blaine, Washington	98230
(Address of principal executive offices)	(Zip Code)

(360) 332-1752
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective April 25, 2007, Ireland Inc. (the "Company") amended its Articles of Incorporation in accordance with Article 78.207 of Chapter 78 of the Nevada Revised Statutes by splitting its issued and authorized capital on a 4-for-1 basis. Accordingly, the Company’s authorized capital has been increased from 100,000,000 shares to 400,000,000 shares of common stock, $0.001 par value, and the Company’s issued and outstanding shares were increased on a 4-for-1 basis such that each shareholder now holds four shares for each one share previously held.

As a result of the stock split, the Company now has 36,550,000 shares of common stock outstanding.

A copy of the Company’s file-stamped Certificate of Change to its authorized capital is attached as an exhibit to this report.

ITEM 7.01 REGULATION FD DISCLOSURE

NEW STOCK SYMBOL

As a result of the 4-for-1 stock split, the Company’s trading symbol has been changed to “IRLD.” effective April 25, 2007. As this is a true stock split, shareholders will need to surrender their old pre-split certificates to obtain a new certificate representing the post-split shares. Shareholders of record as of April 25, 2007 are entitled to redeem their existing share certificates for a new certificate reflecting the new number of shares. A letter of transmittal for that purpose will be sent to the Company’s shareholders.

PRIVATE PLACEMENT FINANCINGS

The Company announced that on April 24, 2007, its Directors have approved two concurrent private placements as follows:

U.S. PRIVATE PLACEMENT

The Company’s Directors have approved a private placement offering of up to 10,000,000 units (the “Units”) at a price of $0.65 US per Unit, with each Unit consisting of one (post-split) share of the Company’s common stock and one half of one share purchase warrant. Each whole warrant entitles the holder to purchase an additional (post-split) share of common stock exercisable for a period of 12 months at a price of $1.00 US per share. The Company will have the option to accelerate the exercise term of the warrants in circumstances where the Company’s common stock trades at a weighted average price above $2.00 for twenty consecutive trading days.

The offering will be made in the United States to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933.

FOREIGN PRIVATE PLACEMENT

The Company’s Directors have also approved a concurrent private placement offering of up to 10,000,000 Units to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933. The Units will be identical to those to be offered under the U.S. Private Placement as described above.

The proceeds of the U.S. Private Placement and the Foreign Private Placement offerings will be used for property acquisition and development and for general corporate purposes.

There is no assurance that the U.S. Private Placement or the Foreign Private Placement offerings or any part of them will be completed.

A copy of the Company’s press release announcing the stock split and private placements is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Change Pursuant to NRS 78.209 increasing the authorized capital to 400,000,000 shares of common stock, par value $0.001 per share.

99.1	News Release dated April 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: April 27, 2007
	By:	/s/ Lorrie Ann Archibald
Lorrie Ann Archibald
President